UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 24, 2010

CHINA ENVIRONMENTAL PROTECTION INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-148928	75-3255056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
West Garden, Gaocheng Town, Yixing City, Jiangsu Province, P.R. China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

214214
(Zip Code)

[+86-510-87838598]
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant received approval from FINRA today clearing the Registrant’s name change from “T.O.D. Taste On Demand Inc.” to “China Environmental Protection Inc.” and the 1-4.61896118 reverse split already affected with the State of Nevada in connection with the merger of the Registrant which was previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on February 9, 2010 and also a Form 8-K filed with the Securities and Exchange Commission on February 12, 2010. According to FINRA’s approval, the name change and the reverse split will take effect on March 25, 2010. The Registrant’s new trading symbol on this date will be changed from “TODT. OB” to “CNVP.OB” to effect the name change and the reverse split. Upon the effectiveness of the reverse split, there will be 17,000,000 shares of the Registrant’s common stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2010

CHINA ENVIRONMENTAL PROTECTION INC.

By	/s/ Boping Li
Name: Boping Li Title: Chief Executive Officer